IXIS ADVISOR EQUITY FUNDS
                            IXIS ADVISOR INCOME FUNDS

    Supplement dated April 17, 2006 to the IXIS Advisor Equity Funds Class Y Prospectus and the IXIS Advisor Income Funds Class Y Prospectus, each dated
        February 1, 2006, each as may be supplemented from time to time

In the subsection "To Open an Account with IXIS Advisor Funds" within the section "It's Easy to Open an Account" the following language is added under item number 2:

In addition, clients of IXIS Advisors may also purchase Class Y shares of the Funds below the stated minimums.

                                                                      SP300-0406